UNITED STATES

SECURITIESAND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities ExchangeAct of 1934

Date of Report (Date of earliest event reported): June 18, 2025

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HARVARD BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-33957	04-3306140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

84 October Hill Road Holliston, MA 01746

(Address of Principal Executive Offices) (Zip Code)

(508) 893-8999

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the ExchangeAct (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of theAct:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HBIO	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the SecuritiesAct of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities ExchangeAct of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No.1 on Form 8-K/A (this "Amendment No. 1") is being filed to amend Item 3.01 of the Current Report on Form 8-K filed by Harvard Bioscience, Inc. (the "Company") with the Securities and Exchange Commission on June 23, 2025 (the "Original Form 8-K") to add that on June 26, 2025, the Company received a letter from the Staff (as defined below) notifying the Company that the Staff had determined that the Company no longer complies with the Audit Committee Composition Requirement (as defined below) as identified in the Original Form 8-K. Item 3.01 of the Original Form 8-K is hereby restated in its entirety.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 18, 2025, Harvard Bioscience, Inc. (the “Company”) notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Company is not in compliance with the audit committee requirement set forth in Nasdaq Listing Rule 5605(c)(2)(A) (the “Audit Committee Composition Requirement”) due to the Company having only two members on the audit committee (the “Audit Committee”) of its Board of Directors (the “Board”). The Company’s current failure to comply with the Audit Committee Composition Requirement is due to a vacancy resulting from Alan Edrick’s resignation from the Board and the Audit Committee effective June 10, 2025.

On June 26, 2025, the Company received a letter from the staff at the Listing Qualifications Department of Nasdaq (the "Staff") notifying the Company that the Staff had determined that the Company no longer complies with the Audit Committee Composition Requirement.

The Company intends to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A) by appointing a new Board member who meets the independence requirements under Nasdaq rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, as expeditiously as practicable. Until such appointment, the Company plans to rely on the cure period set forth in Nasdaq Listing Rule 5605(c)(4), which gives the Company until the earlier of (i) the Company’s next annual meeting of stockholders or (ii) one year from Mr. Edrick’s resignation, or June 10, 2026 to satisfy the Audit Committee Composition Requirement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD BIOSCIENCE, INC.

Date: June 27, 2025	/s/ Mark Frost
Mark Frost
Interim Chief Financial Officer and Treasurer